EXHIBIT 10.1


                         INDEMNIFICATION AGREEMENT
                         -------------------------

     INDEMNIFICATION AGREEMENT, dated as of __________, 200_, by and among CommScope, Inc., a Delaware corporation (the "Company"), CommScope, Inc. of North Carolina, a North Carolina corporation and a wholly-owned subsidiary of the Company (the "Subsidiary"), and the director and/or officer of the Company and/or the Subsidiary whose name appears on the signature page of this Agreement ("Indemnitee").

                                  RECITALS
                                  --------

     A. Highly competent persons are becoming more reluctant to serve publicly-held corporations as directors or officers or in other capacities unless they are provided with reasonable protection through insurance or indemnification against risks of claims and actions against them arising out of their service to and activities on behalf of the corporations.

     B. The Board of Directors of the Company (the "Board") has determined that the Company should act to assure its directors and officers, and those of the Subsidiary, that there will be increased certainty of such protection in the future.

     C. It is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company and the Subsidiary free from undue concern that they will not be so indemnified.

     D. Indemnitee is willing to serve, to continue to serve and to take on additional service for or on behalf of the Company and/or the Subsidiary on the condition the Indemnitee be so indemnified.

     E. In consideration of the benefits received and to be received by the Subsidiary in connection with actions taken and to be taken by the Board and by the officers of the Company, the Subsidiary has determined that it is in the best interest of the Subsidiary for the reasons set forth above to be a party to this Agreement and to provide indemnification to the directors and officers of the Company and the Subsidiary in connection with their service to and activities on behalf of the Company, the Subsidiary and their respective subsidiaries.

     F. The Subsidiary acknowledges that for purposes of this Agreement the directors and officers of the Company who enter into this Agreement are serving in such capacities at the request of the Subsidiary.

     G. The Subsidiary further acknowledges that such directors and officers are willing to serve, to continue to serve and to take on additional service for or on behalf of the Company, thereby benefiting the Subsidiary and its subsidiaries, on the condition that the Subsidiary enter into, and provide indemnification pursuant to, this Agreement.

     In consideration of the premises and the covenants contained herein, the Company, the Subsidiary and the Indemnitee do hereby covenant and agree as follows:

     1.   Definitions.
          -----------

          (a)  For purposes of this Agreement:

               (i) "Affiliate" shall mean any corporation, partnership, joint venture, trust or other enterprise in respect of which Indemnitee is or was or will be serving as a director or officer directly or indirectly at the request of the Company or the Subsidiary, and including, but not limited to, service with respect to an employee benefit plan.

               (ii) "Applicable Corporate Law" shall mean the laws of the state whose corporate laws govern any particular request for indemnification. With respect to any claim for indemnification arising as a result of service as an officer or director of the Company, the Applicable Corporate Law shall be the laws of the State of Delaware. With respect to any claim for indemnification arising as a result of service as an officer or director of the Subsidiary, the Applicable Corporate Law shall be the laws of the State of North Carolina. In any case in which it is uncertain which state law is the Applicable Corporate Law, the laws of the state which provides the greatest rights to the Indemnitee shall govern.

               (iii) "Disinterested Director" shall mean a director of the Company who is not a party to a Proceeding, as defined below, in respect of which indemnification is being sought by the Indemnitee.

               (iv) "Expenses" shall include, without limitation, all reasonable attorneys' fees and costs, retainers, court costs, transcripts, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses incurred in connection with asserting or defending claims.

               (v) "Fines" shall include any excise taxes assessed on Indemnitee with respect to any employee benefit plan.

               (vi) "Independent Counsel" shall mean a law firm or lawyer that neither is presently nor in the past year has been retained to represent: (i) the Company, the Subsidiary or Indemnitee in any matter material to such party or (ii) any other party to a Proceeding giving rise to a claim for indemnification hereunder in any matter material to such other party. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any firm or person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing any of the Company, the Subsidiary or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement. All Expenses of the Independent Counsel incurred in connection with acting pursuant to this Agreement shall be borne by the Company.

               (vii) "Losses" shall mean all Expenses, liabilities, losses and claims (including attorneys' fees, judgments, fines, excise taxes, penalties and amounts to be paid in settlement) incurred in connection with any Proceeding.

               (viii) "Proceeding" shall include any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative, and any appeal therefrom.

          (b) For purposes of this Agreement, a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement; the term "serving at the request of the Company or the Subsidiary" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and references to the "Company" or "the Subsidiary" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify Indemnitee in its capacity as a director, officer, or employee or agent, so that Indemnitee shall stand in the same position under this Agreement with respect to the resulting or surviving corporation as Indemnitee would have stood with respect to such constituent corporation if its separate existence had continued.

     2. Service by Indemnitee. Indemnitee agrees to begin or continue to serve the Company or the Subsidiary or any Affiliate as a director and/or officer. Notwithstanding anything contained herein, this Agreement shall not create a contract of employment between the Company or the Subsidiary and Indemnitee, and the termination of Indemnitee's relationship with the Company or the Subsidiary or an Affiliate by either party hereto shall not be restricted by this Agreement.

     3. Indemnification. The Company and the Subsidiary jointly and severally agree to indemnify Indemnitee for, and hold Indemnitee harmless from and against, any Losses or Expenses at any time incurred by or assessed against Indemnitee arising out of or in connection with the service of Indemnitee as a director or officer of the Company or the Subsidiary or of an Affiliate (collectively referred to as an "Officer or Director of the Company") to the fullest extent permitted by the Applicable Corporate Laws in effect on the date hereof or as such laws may from time to time hereafter be amended to increase the scope of such permitted indemnification. Without diminishing the scope of the indemnification provided by this Section 3, the rights of indemnification of Indemnitee provided hereunder shall include but shall not be limited to those rights set forth hereinafter. Nothing in this Agreement shall be construed as limiting any right of indemnification arising under the Applicable Corporate Laws.

     4. Action or Proceeding Other Than an Action by or in the Right of the Company or the Subsidiary. Indemnitee shall be entitled to the indemnification rights provided herein if Indemnitee is a person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any Proceeding, other than an action by or in the right of the Company or the Subsidiary, as the case may be, by reason of (a) the fact that Indemnitee is or was an Officer or Director of the Company or any other entity which Indemnitee is or was or will be serving at the request of the Company or the Subsidiary, as the case may be, or (b) anything done or not done by Indemnitee in any such capacity.



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

     5. Actions by or in the Right of the Company or the Subsidiary. Indemnitee shall be entitled to the indemnification rights provided herein if Indemnitee is a person who was or is a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any Proceeding brought by or in the right of the Company or the Subsidiary to procure a judgment in its favor by reason of (a) the fact that Indemnitee is or was an Officer or Director of the Company or (b) anything done or not done by Indemnitee in any such capacity. Pursuant to this Section, Indemnitee shall be indemnified against Losses or Expenses incurred or suffered by Indemnitee or on Indemnitee's behalf in connection with the defense or settlement of any Proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or the Subsidiary or the stockholders of the Company. Notwithstanding the foregoing provisions of this Section, no such indemnification shall be made in respect of any claim, issue or matter as to which the Applicable Corporate Law expressly prohibits such indemnification by reason of an adjudication of liability of Indemnitee to the Company or the Subsidiary unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Losses and Expenses which the Court of Chancery or such other court shall deem proper.

     6. Indemnification for Losses and Expenses of Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been wholly successful on the merits or otherwise in any Proceeding referred to in Section 3, 4 or 5 hereof on any claim, issue or matter therein, Indemnitee shall be indemnified against all Losses and Expenses incurred by Indemnitee or on Indemnitee's behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company and the Subsidiary jointly and severally agree to indemnify Indemnitee to the maximum extent permitted by law against all Losses and Expenses incurred by Indemnitee in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any such claim, issue or matter by dismissal with or without prejudice shall be deemed to be a successful resolution as to such claim, issue or matter.

     7. Settlement. The Company and the Subsidiary shall have no obligation to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without the Company's prior written consent. The Company and the Subsidiary shall not settle any claim, in any manner, which would impose any Loss on Indemnitee without Indemnitee's prior written consent. The Company, the Subsidiary or Indemnitee shall not unreasonably withhold their consent to any proposed settlement.

     8. Payment for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of the fact that Indemnitee is or was an Officer or Director of the Company, as the case may be, a witness in any Proceeding, the Company and the Subsidiary jointly and severally agree to pay to Indemnitee all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith.



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

     9. Advancement of Expenses and Costs. All Expenses incurred by or on behalf of Indemnitee (or reasonably expected by Indemnitee to be incurred by Indemnitee within three months) in connection with any Proceeding shall be paid by the Company or the Subsidiary in advance of the final disposition of such Proceeding within twenty days after the receipt by the Company or the Subsidiary of a statement or statements from Indemnitee requesting from time to time such advance or advances, whether or not a determination to indemnify has been made under Section 10. Indemnitee's entitlement to such advancement of Expenses shall include those incurred in connection with any Proceeding by Indemnitee seeking an adjudication or award in arbitration pursuant to this Agreement. The financial ability of Indemnitee to repay an advance shall not be a prerequisite to the making of such advance. Such statement or statements shall reasonably evidence such Expenses incurred (or reasonably expected to be incurred) by Indemnitee in connection therewith and, if required by the Applicable Corporate Law, shall include or be accompanied by a written undertaking by or on behalf of Indemnitee to repay such amount if it shall ultimately be determined that Indemnitee is not entitled to be indemnified therefor pursuant to the terms of this Agreement.

     10.  Procedure for Determination of Entitlement to Indemnification.
          -------------------------------------------------------------

               (a) When seeking indemnification under this Agreement (which shall not include in any case the right of Indemnitee to receive payments pursuant to Section 8 and Section 9 hereof, which shall not be subject to this Section 10), Indemnitee shall submit a written request for indemnification to the Company and the Subsidiary; provided, however, that no delay or failure on the part of the Indemnitee in notifying the Company or the Subsidiary shall relieve the Company or the Subsidiary, as the case may be, from any obligation hereunder unless and solely to the extent the Company or the Subsidiary, as the case may be, is materially and adversely prejudiced thereby. Determination of Indemnitee's entitlement to indemnification shall be made promptly, but in no event later than 60 days after receipt by the Company and the Subsidiary of Indemnitee's written request for indemnification. The Secretary of the Company shall, promptly upon receipt of Indemnitee's request for indemnification, advise the Board that Indemnitee has made such request for indemnification.

               (b) If, at the time of the receipt of a written request for indemnification pursuant to Section 10(a) above, the Company has D&O Insurance, as such term is defined in Section 15 below, in effect, the Company shall give prompt notice of the Proceeding which is the subject of such request to the insurers in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall, thereafter, take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Losses and Expenses payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

               (c) The entitlement of Indemnitee to indemnification under this Agreement shall be determined in the specific case (1) by the Board by a majority vote of the Disinterested Directors, even though less than a quorum, or (2) by a committee of the Disinterested Directors designated by majority vote of the Disinterested Directors, even though less than a quorum, or (3) if there are no Disinterested Directors, or if such Disinterested Directors so direct, by Independent Counsel, or (4) by the stockholders of the Company.

               (d) In the event the determination of entitlement is to be made by Independent Counsel, such Independent Counsel shall be selected by the Board and the Board of Directors of the Subsidiary and approved by Indemnitee. Upon failure of the Board and the Board of Directors of the Subsidiary to so select such Independent Counsel or upon failure of Indemnitee to so approve, such Independent Counsel shall be selected by the American Arbitration Association of New York, New York or such other person as such Association shall designate to make such selection.

               (e) If a determination made pursuant to Section 10(c) is that Indemnitee is not entitled to indemnification to the full extent of Indemnitee's request, Indemnitee shall have the right to seek entitlement to indemnification in accordance with the procedures set forth in Section 11 hereof.

               (f) If the person or persons empowered pursuant to Section 10(c) to make a determination with respect to entitlement to indemnification shall have failed to make the requested determination within 60 days after receipt by the Company and the Subsidiary of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent (i) misrepresentation by Indemnitee of a material fact in the request for indemnification or (ii) a final judicial determination that all or any part of such indemnification is expressly prohibited by law.

               (g) The termination of any Proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, adversely affect the rights of Indemnitee to indemnification hereunder except as may be specifically provided herein, or create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or the Subsidiary or the stockholders of the Company, as the case may be, or create a presumption that (with respect to any criminal action or proceeding) Indemnitee had reasonable cause to believe that Indemnitee's conduct was lawful.

               (h) For purposes of any determination of good faith hereunder, Indemnitee shall be deemed to have acted in good faith if in taking such action Indemnitee relied on the records or books of account of the Company or the Subsidiary or an Affiliate, including financial statements, or on information supplied to Indemnitee by the officers of the Company or the Subsidiary or an Affiliate in the course of their duties, or on the advice of legal counsel for the Company or the Subsidiary or an Affiliate or on information or records given or reports made to the Company or the Subsidiary or an Affiliate by an independent certified public accountant or by an appraiser or other expert selected with reasonable care. The Company and/or the Subsidiary shall have the burden of establishing the absence of good faith. The provisions of this Section 10(h) shall not be deemed to be exclusive or to limit in any way the other circumstances in which Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.



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

               (i) The knowledge and/or actions, or failure to act, of any other director, officer, agent or employee of the Company or the Subsidiary or an Affiliate shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

     11. Remedies in Cases of Determination Not to Indemnify or to Advance Expenses.
          -----------------------------------------------------------------

               (a) In the  event  that  (i) a  determination  is made  that
          Indemnitee is not entitled to indemnification hereunder, (ii) advances are not made pursuant to Section 9 hereof or (iii) payment has not been timely made following a determination of entitlement to indemnification pursuant to Section 10 hereof, Indemnitee shall be entitled to seek a final adjudication, either through an arbitration proceeding or in an appropriate court of the State of Delaware or any other court of competent jurisdiction permitted by the Applicable Corporate Law, of Indemnitee's entitlement to such indemnification or advance.

               (b) In the event a determination has been made in accordance with the procedures set forth in Section 10 hereof, in whole or in part, that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration referred to in Section 11(a) shall be de novo and Indemnitee shall not be prejudiced by reason of any such prior determination that Indemnitee is not entitled to indemnification, and the Company and/or the Subsidiary shall bear the burdens of proof specified in Sections 6 and 10 hereof in such proceeding.

               (c) If a determination is made or deemed to have been made pursuant to the terms of Section 10 or 11 hereof that Indemnitee is entitled to indemnification, the Company and the Subsidiary shall be bound by such determination in any judicial proceeding or arbitration in the absence of (i) a misrepresentation of a material fact by Indemnitee or (ii) a final judicial determination that all or any part of such indemnification is expressly prohibited by law.

               (d) To the extent deemed appropriate by the court, interest shall be paid by the Company or the Subsidiary, or both, to Indemnitee at a reasonable interest rate for amounts which the Company or the Subsidiary, or both, indemnifies or is obliged to indemnify Indemnitee for the period commencing with the date on which Indemnitee requested indemnification (or reimbursement or advancement of any Expenses) and ending with the date on which such payment is made to Indemnitee by the Company or the Subsidiary, or both.

               (e) In any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that the Indemnitee has not met any applicable standard for indemnification required by the Applicable Corporate Law. In any suit brought by the Company or the Subsidiary to recover an advancement of expenses pursuant to the terms of an undertaking, the Company and/or the Subsidiary shall be entitled to recover such expenses upon a final adjudication that the Indemnitee has failed to meet any applicable standard for indemnification required by the Applicable Corporate Law. Neither the failure of the Company (including its Disinterested



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

          Directors, a committee of Disinterested Directors designated by majority vote of the Disinterested Directors, Independent Counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Applicable Corporate Law, nor an actual determination by the Company (including its Disinterested Directors, a committee of Disinterested Directors designated by majority vote of the Disinterested Directors, Independent Counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Company or the Subsidiary to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this
          Section 11 or otherwise shall be on the Company and/or the Subsidiary.

     12.  Expenses  Incurred by Indemnitee to Enforce this  Agreement.  All
Expenses incurred by Indemnitee in connection with the preparation and submission of Indemnitee's request for indemnification hereunder shall be jointly and severally borne by the Company and the Subsidiary. In the event that Indemnitee is a party to or intervenes in any Proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication to enforce Indemnitee's rights under, or to recover damages for breach of, this Agreement, Indemnitee, if Indemnitee prevails in whole in such action, shall be entitled to recover from the Company and the Subsidiary, and shall be jointly and severally indemnified by the Company and the Subsidiary against, any Expenses incurred by Indemnitee. If it is determined that Indemnitee is entitled to indemnification for part (but not all) of the indemnification so requested, Expenses incurred in seeking enforcement of such partial indemnification shall be reasonably prorated among the claims, issues or matters for which Indemnitee is entitled to indemnification and for claims, issues or matters for which Indemnitee is not so entitled.

     13. Non-Exclusivity. The rights of indemnification and to receive advances as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under any law, certificate of incorporation, by-law, other agreement, vote of stockholders or resolution of directors or otherwise, both as to action in the Indemnitee's official capacity and as to action in another capacity while holding such office. To the extent Indemnitee would be prejudiced thereby, no amendment, alteration, rescission or replacement of this Agreement or any provision hereof shall be effective as to Indemnitee with respect to any action taken or omitted by such Indemnitee in Indemnitee's position with the Company or the Subsidiary or an Affiliate or any other entity which Indemnitee is or was serving at the request of the Company or the Subsidiary prior to such amendment, alteration, rescission or replacement.

     14. Duration of Agreement. This Agreement shall apply to any claim asserted and any Losses and Expenses incurred in connection with any claim asserted on or after the effective date of this Agreement and shall continue until and terminate upon the later of: (a) ten years after Indemnitee has ceased to occupy any of the positions or have any of the relationships described in Section 3, 4 or 5 hereof; or (b) one year after the final termination of all pending or threatened Proceedings of the kind described herein with respect to Indemnitee. This Agreement shall be binding upon the Company and the Subsidiary and their respective successors and assigns and shall inure to the benefit of Indemnitee and Indemnitee's spouse, assigns, heirs, devisee, executors, administrators or other legal representatives.

     15.  Maintenance of D&O Insurance.
          ----------------------------

          (a) Subject to Section 15(c) below, the Company and the Subsidiary each hereby covenants and agrees with Indemnitee that, so long as Indemnitee shall continue to serve as an Officer or Director of the Company and thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed Proceeding, whether civil, criminal or investigative, by reason of the fact that Indemnitee was an Officer or Director of the Company or any other entity which Indemnitee was serving at the request of the Company or the Subsidiary, the Company and the Subsidiary shall maintain in full force and effect (i) the directors' and officers' liability insurance issued by the insurer and having the policy amount and deductible as currently in effect with respect to Directors and Officers of the Company or any of its subsidiaries and (ii) any replacement or substitute policies issued by one or more reputable insurers providing in all respects coverage at least comparable to and in the same amount as that currently provided under such existing policy (collectively, "D&O Insurance").

          (b) In all policies of D&O Insurance, the Officers and Directors of the Company shall be named as insureds in such a manner as to provide Indemnitee the same rights and benefits, subject to the same limitations, as are accorded to the Company's directors or officers most favorably insured by such policy.

          (c) Notwithstanding anything to the contrary set forth in (a) above, the Company and the Subsidiary shall have no obligation to maintain D&O Insurance if the Company and the Subsidiary determine in good faith that such insurance is not reasonably available, the premium cost for such insurance is disproportionate to the amount of coverage provided or the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit.

     16. Severability. Should any part, term or condition hereof be declared illegal or unenforceable or in conflict with any other law, the validity of the remaining portions or provisions hereof shall not be affected thereby, and the illegal or unenforceable portions hereof shall be and hereby are redrafted to conform with applicable law, while leaving the remaining portions hereof intact.

     17.   Counterparts.   This   Agreement  may  be  executed  in  several
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     18. Headings. Section headings are for convenience only and do not control or affect meaning or interpretation of any terms or provisions hereof.

     19. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by each of the parties hereto.

     20. No Duplicative Payment. The Company and the Subsidiary shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment (net of Expenses incurred in collecting such payment) under any insurance policy, contract, agreement or otherwise.

     21. Notices. All notices, requests, demands and other communications provided for by this Agreement shall be in writing (including telecopier or similar writing) and shall be deemed to have been given at the time when mailed, enclosed in a registered or certified postpaid envelope, in any general or branch office of the United States Postal Service, or sent by Federal Express or other similar overnight courier service, addressed to the address of the parties stated below or to such changed address as such party may have fixed by notice or, if given by telecopier, when such telecopy is transmitted and the appropriate answer back is received.

          (a) If to Indemnitee, to the address appearing on the signature page hereof.

          (b)  If to the Company or the Subsidiary to:

               CommScope, Inc.
               1100 CommScope Place, SE
               Hickory, North Carolina 28602
               Attention:  General Counsel

     22. Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware without regard to its conflicts of law rules; provided that the Applicable Corporate Laws shall be used to determine specific issues to the extent provided herein.

     23. Entire Agreement. Subject to the provisions of Section 13 hereof, this Agreement constitutes the entire understanding between the parties and supersedes all proposals, commitments, writings, negotiations and understandings, oral and written, and all other communications between the parties relating to the subject matter hereof. To the extent a written agreement between the parties relating to the subject matter hereof was previously executed, this Agreement shall be retroactive to the effective date of such previous written agreement, except to the extent that Indemnitee would be prejudiced thereby. This Agreement may not be amended or otherwise modified except in writing duly executed by all of the parties. A waiver by any party of any breach or violation of this Agreement shall not be deemed or construed as a waiver of any subsequent breach or violation thereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                            COMMSCOPE, INC.



                                            By:
                                               ------------------------------
                                               Name:
                                               Title:



                                            COMMSCOPE, INC. OF NORTH CAROLINA



                                            By:
                                               ------------------------------
                                               Name:
                                               Title:


                                            INDEMNITEE

                                            Name:
                                                 ----------------------------
                                            Address:
                                                    -------------------------
                                            City and State:
                                                           ------------------
                                            Telecopier Number:
                                                              ---------------